                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  FORM 8-K/A
                                AMENDMENT NO. 1
                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 17, 1996

                           CoreStates Financial Corp
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              (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)


              Pennsylvania           0-6879             23-1899716
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              (STATE OR OTHER        (COMMISSION        (IRS EMPLOYEE
              JURISDICTION OF        FILE NUMBER)       IDENTIFICATION NO.)
              INCORPORATION)

                    Centre Square West, 1500 Market Street
                    Philadelphia, Pennsylvania                  19101
- --------------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (215) 973-7488
                                                       --------------


________________________________________________________________________________
        (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.   OTHER EVENTS.
          -------------


     The information set forth in the earnings news release of CoreStates Financial Corp as Exhibit 99 is incorporated by reference and made a part hereof.


ITEM 7.   EXHIBITS.
          ---------

     99   CoreStates Financial Corp Earnings News Release dated July 17, 1996.




                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K/A, Amendment No. 1 to its current report on Form 8-K dated July 17, 1996, to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CORESTATES FINANCIAL CORP
                                         (Registrant)



                                   By /s/David T. Walker
                                      ---------------------------------
                                      David T. Walker
                                      Senior Vice President and Counsel


Dated: July 17, 1996

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                                 Exhibit Index
                                 -------------


Exhibit No.                                                    Page
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99             CoreStates Financial Corp Earnings News
               Release dated July 17, 1996                       4

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